UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 12, 2006

EnerNorth Industries Inc.

(Exact Name of Registrant as Specified in its Charter)

Province of Ontario, Canada       0-29586

(State or other jurisdiction      (Commission File Number)      (IRS Employer Identification No.)
 of incorporation)

1 King Street West, Suite 1502, Toronto, Ontario    M5H 1A1

(Address of principal executive offices)     (Zip Code)

(416) 861-1484

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01  NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULEOR STANDARD; TRANSFER OF LISTING

(a)   On December 12, 2006 EnerNorth Industries Inc. (“EnerNorth” or the “Company”) received notice from the American Stock Exchange (“AMEX”) that the Company is not in compliance with certain continued listing standards, specifically, Section 1003(a)(i) of the Company Guide with shareholders’ equity of less than US$2,000,000 and losses from continuing operations and/or net losses in two out of its three most recent fiscal years, and Section 1003(a)(ii) of the Company Guide with shareholders’ equity of less than US$4,000,000 and losses from continuing operations and/or net losses in three out of its four most recent fiscal years (the “Notice”).

In order maintain the AMEX listing, the Company must submit a plan by January 12, 2007, advising AMEX of the action it has taken, or will take, that would bring the Company into compliance with the applicable listing standards no later than June 12, 2008. If AMEX accepts the plan, EnerNorth may be permitted to continue its listing during the plan period of up to 18 months, during which time the Company will be subject to periodic review to determine whether the Company is making progress consistent with the plan. If the Company is not in compliance with the continued listing standards at the end of the plan period, or we do not make progress consistent with the plan during the plan period, AMEX may initiate delisting proceedings.

The Company has contacted AMEX to confirm receipt of the Notice and to advise the AMEX that the Company intends to submit a plan. There is no guarantee that we will be able to complete and timely file a plan, that the plan will be accepted by AMEX, or that we will be able to make progress consistent with the plan if it is accepted. Prior to filing the plan and, if a plan is timely filed, while the plan is under review by AMEX, we expect that our common stock will continue to trade without interruption on AMEX.

A copy of our press release is attached hereto as Exhibit 99.1. A copy of the AMEX’s Notice is attached hereto as Exhibit 99.2

(b) - (d) Not applicable.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits.

The following Exhibits are filed as part of this report:

Exhibit No.  Description

99.1 Press Release issued by EnerNorth Industries Inc. on December 15, 2006, relating to receipt of Notice from the American Stock Exchange.

99.2  Notice received by EnerNorth Industries Inc. from the American Stock Exchange dated December 12, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            ENERNORTH INDUSTRIES INC.

Date: December 15, 2006     By: /s/ Sandra J. Hall____________
         Name: Sandra J. Hall
         Title: President

EXHIBIT INDEX

Exhibit No.  Description

99.1 Press Release issued by EnerNorth Industries Inc. on December 15, 2006, relating to receipt of Notice from the American Stock Exchange.

99.2  Notice received by EnerNorth Industries Inc. from the American Stock Exchange dated December 12, 2006.